STRONG EQUITY FUNDS, INC.
                           -------------------------
                                  (Registrant)

                               POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Elizabeth N. Cohernour, Cathleen A. Ebacher, and Susan A. Hollister, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Registration Statements and amendments and post-effective amendments to the Registration Statements and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    NAME                                          TITLE                            DATED AS OF



/s/ Elizabeth N. Cohernour                    Vice President                                       June 6, 2001
---------------------------------------------
Elizabeth N. Cohernour


                                              Chairman of the Board (Principal Executive
/s/ Richard S. Strong                         Officer) and a Director                              June 6, 2001
---------------------------------------------
Richard S. Strong


                                              Treasurer (Principal Financial and Accounting
/s/ John W. Widmer                            Officer)                                             June 6, 2001
---------------------------------------------
John W. Widmer



/s/ Marvin E. Nevins                          Director                                             June 6, 2001
---------------------------------------------
Marvin E. Nevins



/s/ Willie D. Davis                           Director                                             June 6, 2001
---------------------------------------------
Willie D. Davis



/s/ William F. Vogt                           Director                                             June 6, 2001
---------------------------------------------
William F. Vogt



/s/ Stanley Kritzik                           Director                                             June 6, 2001
---------------------------------------------
Stanley Kritzik



/s/ Neal Malicky                              Director                                             June 6, 2001
---------------------------------------------
Neal Malicky

